UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                      ------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 12, 2006


                        Franklin Street Properties Corp.
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               (Exact Name of Registrant as Specified in Charter)

          Maryland                      001-32470                04-3578653
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   (State or Other Juris-              (Commission             (IRS Employer
  diction of Incorporation)            File Number)         Identification No.)

 401 Edgewater Place, Suite 200, Wakefield, Massachusetts         01880-6210
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         (Address of Principal Executive Offices)                 (Zip Code)

       Registrant's telephone number, including area code: (781) 557-1300


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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws;
           Change in Fiscal Year.

      Effective May 12, 2006, Franklin Street Properties Corp. (the "Registrant") amended its Bylaws to (i) authorize its secretary to provide notice to stockholders by electronic means and (ii) permit stockholders to authorize another person to act as a proxy by transmitting, or authorizing the transmission of, an authorization for the person to act as a proxy to the person authorized to act as proxy or any other person authorized to receive the proxy authorization on behalf of the person authorized to act as the proxy, including a proxy solicitation firm or proxy support service organization, which authorization may be transmitted by telegram, cablegram, datagram, electronic mail or any other electronic or telephonic means.

Article II, Section 4 (Notice) previously read as follows:

            "Not less than ten nor more than 90 days before each meeting of stockholders, the secretary shall give to each stockholder entitled to vote at such meeting and to each stockholder not entitled to vote who is entitled to notice of the meeting written or printed notice stating the time and place of the meeting and, in the case of a special meeting or as otherwise may be required by statute, the purpose for which the meeting is called, by either mail or by presenting it to such stockholder personally or by leaving it at his residence or usual place of business. If mailed, such notice shall be deemed to be given when deposited in the United States mail addressed to the stockholder at his post office address as it appears on the records of the Corporation, with postage thereon prepaid."

and has been amended to read as follows:

            "Not less than ten nor more than 90 days before each meeting of stockholders, the secretary shall give notice in writing or by electronic transmission to each stockholder entitled to vote at such meeting and to each stockholder not entitled to vote but who is entitled to notice of the meeting stating the time and place of the meeting and, in the case of a special meeting or as otherwise may be required by statute, the purpose for which the meeting is called, by electronic transmission, mail or by presenting it to such stockholder personally or by leaving it at his residence or usual place of business. If mailed, such notice shall be deemed to be given when deposited in the United States mail addressed to the stockholder at his post office address as it appears on the records of the Corporation, with postage thereon prepaid. If sent by electronic transmission, such notice shall be deemed to be given when transmitted to the stockholder by an electronic transmission to any address or number of the stockholder at which the stockholder receives electronic transmissions. For purposes of this Section 4, any reference to "electronic transmission" shall have the meaning ascribed thereto in Section 1-101 of the Maryland General Corporation Law (as the same may be amended from time to time) or any successor statute."


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

Article II, Section 9 (Proxies) previously read as follows:

            "Each stockholder of record entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting, may vote or express such consent or dissent in person or may authorize another person or persons to vote or act for him by a proxy executed in writing by the stockholder or his duly authorized attorney in fact. Such proxy shall be filed with the Secretary of the Corporation before or at the time of the meeting. No proxy shall be valid after eleven months from the date of its authorization, unless otherwise provided in the proxy."

and has been amended to read as follows:

            "(a) Each stockholder of record entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting, may vote or express such consent or dissent in person or may authorize another Person or Persons (as defined in Section 9(e) below) to vote or act for him by a proxy as provided in this Section 9. Such proxy shall be filed with the Secretary of the Corporation before or at the time of the meeting. No proxy shall be valid after eleven months from the date of its authorization, unless otherwise provided in the proxy.

            (b) A stockholder may sign a writing authorizing another Person to act as proxy. Signing may be accomplished by the stockholder or the stockholder's authorized agent signing the writing or causing the stockholder's signature to be affixed to the writing by any reasonable means, including facsimile signature.

            (c) A stockholder may authorize another Person to act as a proxy by transmitting, or authorizing the transmission of, an authorization for the Person to act as a proxy to the Person authorized to act as proxy or any other Person authorized to receive the proxy authorization on behalf of the Person authorized to act as the proxy, including a proxy solicitation firm or proxy support service organization. The authorization may be transmitted by telegram, cablegram, datagram, electronic mail or any other electronic or telephonic means.

            (d) A copy, facsimile telecommunication or other reliable reproduction of the writing or transmission authorized under Sections 9(b) and (c) may be substituted for the original writing or transmission for any purpose for which the original writing or transmission could be used.

            (e) For purposes of this Section 9, any reference to "Person" shall have the meaning ascribed thereto in Section 1-101 of the Maryland General Corporation Law (as the same may be amended from time to time) or any successor statute."


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

Item 9.01. Financial Statements and Exhibits.

            (d)   Exhibits

                  See Exhibit Index attached hereto.


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

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        FRANKLIN STREET PROPERTIES CORP.

Date:  May 15, 2006     By: /s/ George J. Carter
                            ------------------------------------------------
                            President and Chief Executive Officer


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

                            EXHIBIT INDEX

Exhibit No.                 Description
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3.1                         Amended and Restated Bylaws of the Registrant.


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